UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 9, 2017

BEIGENE, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37686	98-1209416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Mourant Ozannes Corporate Services (Cayman) Limited

94 Solaris Avenue, Camana Bay

Grand Cayman KY1-1108

Cayman Islands

(Address of principal executive offices) (Zip Code)

+1 (345) 949 4123

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02                                           Results of Operations and Financial Condition.

On August 9, 2017, BeiGene, Ltd. (the “Company”) announced its financial results for the three and six months ended June 30, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth under this Item 2.02 in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01                                           Other Events.

Commencement of Underwritten Public Offering

On August 9, 2017, the Company issued a press release announcing the commencement of an underwritten public offering of American Depositary Shares (“ADSs”) of the Company, each representing 13 ordinary shares, par value $0.0001 per share, pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-218301). The Company intends to offer and sell $125,000,000 of its ADSs, before underwriting discounts and commissions and estimated offering expenses.  In addition, the Company also announced its intention to grant the underwriters a 30-day option to purchase up to an additional $18,750,000 of the ADSs, less underwriting discounts and commissions. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

This Current Report on Form 8-K, including the exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, which is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Business Updates

The Company is providing certain business updates in connection with the offering described above in the materials attached as Exhibits 99.3 and 99.4 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
99.1	Press release entitled “BeiGene Reports Second Quarter 2017 Financial Results” issued by BeiGene, Ltd. on August 9, 2017, furnished herewith

99.2	Press release entitled “BeiGene Announces Proposed Public Offering” issued by BeiGene, Ltd. on August 9, 2017

99.3	BeiGene, Ltd. materials dated August 2017

99.4	BeiGene, Ltd. materials dated August 2017

Forward Looking Statements

This Current Report on Form 8-K and certain of the materials filed or furnished or filed herewith contain forward-looking information about the Company within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein and therein which do not describe historical facts, including, among others, statements relating to the Company’s expectations regarding the completion, timing and size of the public offering; the Company’s expectations with respect to granting the underwriters a 30-day option to purchase additional ADSs or the underwriters’ exercise of the same; and those statements in the materials filed or furnished herewith that are designated as “forward-looking statements” are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.

Such risks and uncertainties include, among others, (1) the possibility that the closing conditions will not be met and/or that the parties will be unable to consummate the proposed transaction on the anticipated terms or at all; (2) market conditions; (3) that the cost of the transaction to the Company will be more than planned; and (4) other risks identified in the Company’s U.S. Securities and Exchange Commission (“SEC”) filings, including its Annual Report on Form 10-K for the year ended December 31, 2016, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 and subsequent filings with the SEC. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2017	BEIGENE, LTD.

	By:	/s/ Howard Liang
	Name:	Howard Liang
	Title:	Chief Financial Officer and Chief Strategy Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release entitled “BeiGene Reports Second Quarter 2017 Financial Results” issued by BeiGene, Ltd. on August 9, 2017, furnished herewith

99.2	Press release entitled “BeiGene Announces Proposed Public Offering” issued by BeiGene, Ltd. on August 9, 2017

99.3	BeiGene, Ltd. materials dated August 2017

99.4	BeiGene, Ltd. materials dated August 2017